UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2022

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.
Calgary, Alberta, Canada T2P 3L8
(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange
6.375% Fixed-to-Floating Rate Subordinated Notes Series 2018-B due 2078	ENBA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2022, Al Monaco announced his intention to retire as President and Chief Executive Officer of Enbridge Inc. (the “Company”) and from its Board of Directors (the “Board”) effective January 1, 2023. Concurrent with this announcement, the Board has appointed Greg Ebel, currently Board Chair, to succeed Mr. Monaco as President and Chief Executive Officer effective January 1, 2023. Mr. Ebel will also continue as a member of the Board. A new independent Board Chair will be named prior to January 1, 2023. To support Mr. Ebel through transition, Mr. Monaco will serve as an advisor through March 1, 2023. Mr. Monaco’s decision to retire was based on personal reasons and not the result of any disagreement relating to the Company’s operations, policies or practices.

Mr. Ebel has served as Chair of the Board since February 27, 2017. Prior to that, Mr. Ebel served as Chairman, President and Chief Executive Officer of Spectra Energy from 2009 until February 27, 2017. Mr. Ebel held various executive positions with Spectra Energy including Group Executive and Chief Financial Officer beginning in 2007. He was also President of Union Gas Limited from 2005 until 2007 and Vice President, Investor & Shareholder Relations of Duke Energy Corporation from 2002 until 2005.

There is no arrangement or understanding between Mr. Ebel and any other person pursuant to which he was appointed, and there are no family relationships between Mr. Ebel and any director or executive officer of the Company or relationships or related transactions between Mr. Ebel and the Company that are required to be reported.

Item 7.01.	Regulation FD Disclosure

On October 3, 2022, the Company issued a news release announcing these events. A copy of the Company’s news release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	New Release dated October 3, 2022 announcing Al Monaco’s retirement effective January 1, 2023 and the appointment of Greg Ebel as President & Chief Executive Officer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: October 4, 2022	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara
Vice President & Corporate Secretary
(Duly Authorized Officer)